Loans	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Loans

NOTE 4 - LOANS

Loans at year-end were as follows:

	2020	2019
Commercial and Agriculture	$409,876	$203,110
Commercial Real Estate - owner occupied	278,413	245,606
Commercial Real Estate - non-owner occupied	705,072	592,222
Residential Real Estate	442,588	463,032
Real Estate Construction	175,609	155,825
Farm Real Estate	33,102	34,114
Consumer and Other	12,842	15,061
Total Loans	2,057,502	1,708,970
Allowance for loan losses	(25,028)	(14,767)
Net loans	$2,032,474	$1,694,203

Included in Commercial & Agriculture as of December 31, 2020 is $217,295 of Paycheck Protection Program (“PPP”) loans.

Included in total loans above are deferred loan fees of $5,998 and $488 at December 31, 2020 and 2019, respectively.  Included in net deferred loan fees as of December 31, 2020 is $5,194 of net deferred loan fees from PPP loans.

Paycheck Protection Program

During 2020, we processed over 2,300 loans totaling $259.1 million, of which $41.8 million have been forgiven or have paid off.   SBA fees total approximately $9.9 million, which are being recognized in interest income over the life of the PPP loans.  During the year, $4.7 million of PPP fees were accreted to income.  We borrowed $183.7 million from the Paycheck Protection Program Lending Facility (“PPPLF”), anticipating an additional funding source for PPP landing.  We have since determined this source was no longer needed and have paid off the PPPLF in full.

Loans to principal officers, directors, and their affiliates at year-end 2020 and 2019 were as follows:

	2020	2019
Balance - Beginning of year	$9,909	$8,722
New loans and advances	1,153	3,057
Repayments	(3,004)	(2,574)
Effect of changes to related parties	417	704
Balance - End of year	$8,475	$9,909